Property and Equipment, Net	12 Months Ended
Jun. 30, 2023
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

9. PROPERTY AND EQUIPMENT, NET

The property and equipment consisted of the following:

	June 30, 2023	June 30, 2022
Building and Land	$1,462,325	$930,695
Electric power facility	1,770,208	-
Mining equipment	10,557,529	-
Office equipment	420,289	687,040
Vehicles	356,663	561,918
Leasehold improvements	1,604,953	1,056,670
Less: accumulated depreciation	(1,109,237)	(616,627)
	$15,062,730	$2,619,696

The Company depreciated property and equipment from the next month to when the assets was available for use. For the years ended June 30, 2023, 2022, and 2021, the depreciation expenses were $4,256,396, $278,705, and $87,176, respectively.

The newly added fixed asset was mainly land purchased at $0.6 million on Mar 24, 2023, which located at 5418 Lockheed Way, Abilene, County of Taylor and State of Texas. As the land has no expiration date, no depreciation was recorded.

The newly added electric power facility and Mining equipment, with original value of $2.1 million and $13.8 million respectively, was procured for conducting blockchain business. Their useful lives were 36 months. The residual value rate for electric power facility was 5%. As the mining equipment was expected to be directly scraped on expiration of useful life, its residual value rate was 0%.